UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2009 (October 20, 2009)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 20, 2009, Mark R. Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (NFS), was named Chief Financial Officer for the Nationwide enterprise. On the same date, Kirt A. Walker was appointed President and Chief Operating Officer of NFS. Mr. Thresher’s and Mr. Walker’s roles will transition no later than December 31, 2009.

Mr. Walker, 46, has been President and Chief Operating Officer – Nationwide Insurance, a property and casualty insurance division of Nationwide Mutual Insurance Company, the parent corporation of NFS, since March 2009. He previously served as President, Nationwide Insurance Exclusive Operations, from November 2008 to March 2009; President, Nationwide Insurance Eastern Operations, from March 2006 to October 2008; and President, Allied Insurance, a property and casualty insurance affiliate of NFS, from September 2003 to February 2006. Mr. Walker has been with Nationwide since 1986.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: October 23, 2009	/s/ Timothy G. Frommeyer
Timothy G. Frommeyer Senior Vice President – Chief Financial Officer